SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of report (Date of earliest event reported) April 16, 2004


                             SUREWEST COMMUNICATIONS

             (Exact Name of Registrant as Specified in Its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

                                0-556 68-0365195
           (Commission File Number) (IRS Employer Identification No.)

                 200 Vernon Street, Roseville, California 95678
               (Address of Principal Executive Offices) (Zip Code)

                                 (916) 786-6141 (Registrant's Telephone Number,
              Including Area Code)




                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

         Exhibit 99.1 SureWest Communications Press Release issued April 16,
2004.

Item 9.  Regulation FD Disclosure.

     The following information is furnished under this "Item 9. Regulation FD Disclosure."

     On April 16, 2004, SureWest Communications issued a press release relating to the board implementation of its Audit Committee's recommendations. The press release is attached as Exhibit 99.1 to this Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SUREWEST COMMUNICATIONS


Date: April 16, 2004       By /s/ Brian H. Strom
                              -------------------------------------
                              President and Chief Executive Officer



                                  EXHIBIT INDEX



99.1 SureWest Communications Press Release issued April 16, 2004.




                                  NEWS RELEASE
                                  Exhibit 99.1
                                  ------------

                              FOR IMMEDIATE RELEASE